EXHIBIT 99.2

Bundled Builder Solutions, Inc.
Combined Financial Statements
For the Years Ended December 31, 2009 and 2008

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BUNDLED BUILDER SOLUTIONS, INC.

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INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Bundled Builder Solutions, Inc.
Scottsdale, Arizona

We have audited the accompanying combined balance sheets of Bundled Builder Solutions, Inc. as of December 31, 2009 and 2008, and the related combined statements of operations and changes in members’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Bundled Builder Solutions, Inc. as of December 31, 2009 and 2008 and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

HEIN & ASSOCIATES LLP

Denver, Colorado
July 2, 2010, except for the reorganization in August 2, 2010, as disclosed in Note 6.

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BUNDLED BUILDER SOLUTIONS, INC.

COMBINED BALANCE SHEETS

	December 31,
	2009	2008

ASSETS
Current Assets:
Cash and cash equivalents	$280,649	$219,768
Accounts receivable, net	301,956	371,838
Inventory	7,886	18,433
Contracts in process	39,145	91,356
Prepaid and other current assets	21,003	47,354
Total current assets	650,639	748,749
Property and Equipment, net	26,796	105,972
Other Long-Term Assets	26,451	60,000
Total Assets	$703,886	$914,721

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$18,170	$54,534
Deferred income	27,250	6,000
Royalty payable – contracts Accrued interest, related party	91,940 –	48,793 230,213
Accrued liabilities	10,326	36,176
Total current liabilities	147,686	375,716
Note Payable, related party	–	544,700
Total Liabilities	147,686	920,416
Members’ Equity (Deficit):
Contributed capital	1,744,201	855,994
Accumulated deficit	(1,188,001)	(861,689)
Total members’ equity (deficit)	556,200	(5,695)
Total Liabilities and Members’ Equity (Deficit)	$703,886	$914,721

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BUNDLED BUILDER SOLUTIONS, INC.

COMBINED STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2009	2008

Revenue:
Contract revenue	$3,529,911	$5,862,505
Software revenue	40,639	114,603
Total revenue	3,570,550	5,977,108

Cost of Revenue:
Cost of contract revenue	2,708,041	4,144,364
Cost of software revenue	–	117,634
Total cost of revenue	2,708,041	4,261,998

Gross Margin	862,509	1,715,110

Operating Costs:
General and administrative	1,126,195	1,981,408
Depreciation and amortization	68,785	84,819
Total operating expenses	1,194,980	2,066,227

Income (Loss) from Operations	(332,471)	(351,117)

Other Income (Expense):
Rental income	17,084	7,167
Other, net	(10,925)	(121,757)
Total other income	6,159	(114,590)

Net Loss	$(326,312)	$(465,707)

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BUNDLED BUILDER SOLUTIONS, INC.

COMBINED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	Contributed Capital	Accumulated Earnings	Total

Balance as of January 1, 2008	$81,071	$(395,982)	$(314,911)

Capital contributions	774,923	–	774,923
Net loss	–	(465,707)	(465,707)

Balance as of December 31, 2008	855,994	(861,689)	(5,695)

Capital contributions	888,207	–	888,207
Net loss	–	(326,312)	(326,312)

Balance as of December 31, 2009	$1,744,201	$(1,188,001)	$556,200

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BUNDLED BUILDER SOLUTIONS, INC.

COMBINED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008

Cash Flows from Activities:
Net loss	$(326,312)	$(465,707)
Adjustments to reconcile net loss to net cash used in operating activities:
Bad debt expense	14,366	127,503
Depreciation and amortization	68,785	84,819
Loss on sale of assets	47,116	–
Changes in operating assets and liabilities:
Accounts receivable	55,516	(138,315)
Prepaid expenses and other assets	26,351	(15,200)
Inventory	10,542	31,632
Accounts payable	(36,364)	(38,072)
Accrued liabilities	5,449	77,928
Deferred income	21,250	(33,468)
Contracts in process	52,211	3,497
Accrued distributions	(13,000)	(84,000)
Buyout payable	43,147	48,793
Net cash used in operating activities	(30,943)	(400,590)

Cash Flows from Investing Activities:
Purchases of property and equipment	(3,176)	(110,070)
Net cash used in investing activities	(3,176)	(110,070)

Cash Flows from Financing Activities:
Proceeds from line of credit Forgiveness of note payable from related party	– 100,000	– 204,300
Borrowings from related party	95,000	–
Payments on line of credit	(100,000)	–
Net cash provided by financing activities	95,000	204,300
Net increase (decrease) in cash and cash equivalents	60,881	(306,360)

Cash and Cash Equivalents, beginning of period	219,768	526,128
Cash and Cash Equivalents, end of period	$280,649	$219,768

Non-Cash Transactions:
Forgiveness of note payable from related party	$734,700	$544,700
Forgiveness of accrued interest from related party	$248,507	$230,223

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BUNDLED BUILDER SOLUTIONS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

6.Organization and Summary of Significant Accounting Policies:

Organization – Bundled Builder Solutions, Inc. (the “Company”) was incorporated on August 29, 2008 under the laws of Delaware.  The Company was formed to provide construction services through the combination of trade contractors integrated into one organization.

Basis of Presentation – The accompanying combined financial statements include the activity for Floor Art, LLC and Builder Design Center, LLC, which were acquired in a reorganization with a public shell entity on August 2, 2010.  Collectively these entities are referred to as the “Company.”  These companies have common ownership.  All significant intercompany accounts and transactions have been eliminated in consolidation.  Floor Art, LLC’s primary business is installation of flooring.  Builder Design Center develops software for use by builders and designers.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Principles of Combination – The combined financial statements include the accounts of the Company and its subsidiaries.  All significant inter-company accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents – The Company considers all highly-liquid investments purchased with an original maturity of three months or less on the purchase date to be cash equivalents.

Valuation of Accounts Receivable – The Company accrues for revenue based on the completion of work.  Billings are due within 30 days. Accounts receivable are reviewed to determine which are doubtful of collection. In making the determination of the appropriate allowance for doubtful accounts, the Company considers specific accounts, analysis of accounts receivable agings, changes in customer payment terms, historical write-offs, changes in customer demand and relationships, concentrations of credit risk and customer credit worthiness. The allowance for doubtful accounts totaled $35,000 at December 31, 2009 and 2008.  Bad debt expense during the year ended December 31, 2009 was $14,366.

Concentrations of Credit Risk and Significant Customers – The Company’s customers are U.S. customers, for which the Company performs ongoing credit evaluations but generally does not require collateral to support receivables.  For the year ended December 31, 2009, four customers accounted for 77% of revenue, respectively.  The Company does not believe that the loss of these customers would adversely affect their business.

 Fair Value of Financial Instruments – The Company’s financial instruments include cash equivalents, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of the Company’s financial instruments approximate fair value due to their short maturities.

Property and Equipment – Property and equipment are stated at cost and depreciated using the straight-line method over estimated useful lives of three to seven years. Upon retirement or sale, the costs of assets disposed of and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized. Repairs and maintenance charges are expensed as incurred.

Inventory – Inventory consists of carpet and carpet pad which are valued at the lower of cost or market.  As of December 31, 2009 and 2008, there was no allowance for inventory obsolescence.

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BUNDLED BUILDER SOLUTIONS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

Long-Lived Assets – The Company evaluates potential impairment of long-lived assets, in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 360-10, Accounting for the Impairment or Disposal of Long-Lived Assets, which requires the Company to (a) recognize an impairment loss only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and (b) measure an impairment loss as the difference between the carrying amount and fair value of the asset. The Company believes that long-lived assets in the accompanying balance sheet are appropriately valued at  December 31, 2009 and no impairment has been recorded.

Revenue Recognition – The Company derives revenue from Floor Art and Builder Design Center for their specific line of business.

The Company recognizes revenue for Floor Art in accordance with ASU 605-35-50, Accounting for Performance of Construction-Type and Certain Product-Type Contracts.  Under this rule, the Company can perform work under a fixed-price contract or a time-and-materials contract.  As these jobs are short in nature, revenue is recognized at the completion of the project.  For contracts in progress but not completed, costs incurred are accumulated until completion of the contract.  These costs consist of labor and materials.  At December 31, 2009 and 2008, costs incurred on projects in progress were $39,145 and $91,356 respectively.

For Builder Design Center, the Company is providing a software resource for builders and designers to use in the design center selection process.  To access the software, there is a fee billed at the beginning of the contract period which extends, generally, a period of six months.  As the billing and collection of fees are collected up front, the Company has deferred revenue for the portion of revenue received, but not earned, at year end.  For the years ended December 31, 2009 and 2008, the Company had deferred revenue of $27,250 and $6,000, respectively.

 Income Taxes – No provision has been made for income taxes since the Company was formed as a limited liability company.  The Company’s members will report the Company’s income or loss on their income tax returns.

The Company is designated as an LLC, and income taxes on profits are a liability of the members. Accordingly, there is no provision for income taxes or income tax liability reflected in these financial statements.

The Financial Accounting Standards Board issued new guidance on accounting for uncertainty in income taxes.  The Company adopted this new guidance for the year ended December 31, 2009.  Management evaluated the Company’s tax positions and concluded that the Company had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance.  The Company recognized interest and penalties related to uncertain tax positions in income tax expense.  As of December 31, 2009, the Company made no provision for interest or penalties related to uncertain tax positions.  The company files income tax returns in the U.S. federal jurisdiction and Arizona.  There are currently no federal or state income tax examinations underway for these jurisdictions.  Given that the Company was newly formed in 2008, the Company is not subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2008.

 Advertising Costs – Advertising costs are expensed as incurred.

Other Long Term Assets – In 2008, the Company acquired carpet pad and existing contracts from a third party for $100,000 in cash.  The acquisition agreement also allows for the seller to earn a maximum of $2.5 million based on the gross margin results on the contracts acquired plus gross margins on future jobs which they help bring to the Company.  As of December 31, 2009, $337,837 has been paid out of the total $2.5 million, and the Company has accrued $91,940.  The cost of acquisition was allocated to an intangible asset and is amortized as contracts are completed with the expense recorded to cost of goods sold.  As of December 31, 2009 the remaining asset to be amortized over the next 18 months is $26,451.

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BUNDLED BUILDER SOLUTIONS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

7.Liquidity:

In 2009, the Company incurred a net loss of $326,312 and it generated $30,943 of negative cash flow from operating activities and has an accumulated deficit of $1,188,001.  In 2010, the Company intends to continue using its cash on hand, along with the cash flows from its operations to fund activity.  Although they must ultimately re-achieve profitable operations, the Company projects reduced levels of operating expenses in 2010 to provide adequate funding throughout 2010.

8.Property and Equipment:

Property and equipment at December 31 consist of the following:

	2009	2008

Furniture and fixtures	$10,680	$39,730
Computer equipment and software	128,908	145,745
Vehicles Leasehold improvements	31,623 –	31,623 65,500
	171,211	282,598
Less: accumulated depreciation and amortization	(144,415)	(176,626)

Total	$26,796	$105,972

Depreciation expense was $35,236 and $44,819 for the years ended December 31, 2009 and 2008.  The Company sold certain equipment during the year ended December 31, 2009, which resulted in a loss of $47,116.  The loss is included in Other Income.

9.Combining Financial Information:

Presented below is the condensed combining information of Bundled Builder Solutions, Inc. and affiliated entities for the years ended December 31, 2009 and 2008 (see Note 1):

Condensed Combining Statement of Operations For the Fiscal Year Ended December 31, 2009

	Floor Art	Builder Design	Elimination	Total

Revenues	$3,529,911	$73,914	$(33,275)	$3,570,550
Cost of goods sold	(2,708,041)	–	–	(2,708,041)
Depreciation and amortization	(66,909)	(1,876)	–	(68,785)
General and administrative expense	(1,159,470)	(13,200)	46,475	(1,126,195)
Other income (expense)	114,402	(43)	(13,200)	101,159

Net income (loss)	$(290,107)	$58,795	$–	$(231,312)
Members’ deficit	$(385,813)	$(707,188)	$–	$(1,093,001)
Assets	$899,791	$14,930	$–	$914,721

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BUNDLED BUILDER SOLUTIONS, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

Condensed Combining Statement of Operations For the Fiscal Year Ended December 31, 2008

	Floor Art	Builder Design	Elimination	Total

Revenues	$5,862,505	$150,263	$(35,660)	$5,977,108
Cost of goods sold	(4,180,024)	(117,624)	35,660	(4,261,988)
Depreciation and amortization	(83,753)	(1,066)	–	(84,819)
General and administrative expense	(1,550,938)	(444,870)	14,400	(1,981,408)
Other income (expense)	(144,835)	44,645	(14,400)	(114,590)

Net income (loss)	$(97,045)	$(368,652)	$–	$(465,697)
Members’ deficit	$760,288	$(765,983)	$–	$(5,695)
Assets	$899,791	$14,930	$–	$914,721

10.Related Parties:

The Company majority owner has loaned the Company $544,700 as of December 31, 2009.  The loans were due December 31, 2018 and bear interest at 3%.  Accrued interest incurred is $248,507.  As of December 31, 2009, the related party has forgiven the entire amount due, which is reflected as a capital contribution.  During 2009, an affiliated entity with common ownership forgave debt due of $95,000, which is also included in Capital Contributions.

11.Commitments and Contingencies:

The Company leased office space under an operating lease expiring in 2018 from a related entity with common ownership.  The lease required the Company to pay all executory costs (property taxes, maintenance, and insurance).  Total rent expense paid to the related party was $143,000 for the year ended December 31, 2009.  The lease was cancelled by the related party in December 2009 when the property was sold.  The Company entered into a new office space lease with a non-affiliated entity which is only a month-to-month agreement.

The Company entered into a line of credit on February 26, 2009 for $300,000 at an interest rate of Prime plus 1.5%. Maturity date of line of credit is February 26, 2010.  This line of credit has not been renewed.  As of December 31, 2009, the balance on the line of credit was $0.

 Litigation – From time to time, the Company may be subject to various investigations, claims and legal proceedings covering a wide range of matters that arise in the ordinary course of business activities. The Company is not currently aware of any legal proceedings or claims that will have, individually or in the aggregate, a material effect on the Company’s financial condition, results of operations or cash flows.

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